EXHIBIT 10.1


                                  STATEMENT OF
                                   DAN RAINE,
                             AND RAINE VENTURES, LLC
                                      AS TO
                THE JOINT FILING OF SCHEDULE 13D/AMENDMENT NO. 1

We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D/Amendment No. 1, dated January 14, 2013 on our behalf by Dan Raine.

Date:  January 14, 2013





                                               DAN RAINE

                                               /s/ Dan Raine
                                               ---------------------------------
                                               Dan Raine




                                               RAINE VENTURES, LLC


                                               /s/ Dan Raine
                                               ---------------------------------
                                               Dan Raine, Managing Member